UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): October 21, 2019

United Parcel Service, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-15451	58-2480149
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

      55 Glenlake Parkway, N.E., Atlanta, Georgia                30328
(Address of principal executive offices)                 (Zip Code)
Registrant’s telephone number, including area code (404) 828-6000
Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of Each Exchange on Which Registered
Class B common stock, par value $0.01 per share	UPS	New York Stock Exchange

Floating-Rate Senior Notes Due 2020	UPS20A	New York Stock Exchange

1.625% Senior Notes Due 2025	UPS25	New York Stock Exchange

1% Senior Notes due 2028	UPS28	New York Stock Exchange

0.375% Senior Notes due 2023	UPS23A	New York Stock Exchange

1.500% Senior Notes due 2032	UPS32	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company. ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 - Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On October 22, 2019, United Parcel Service, Inc. (“UPS”) announced that Jim Barber, UPS’s Chief Operating Officer, has notified UPS that he will retire from all positions with UPS effective January 2, 2020. In connection with his retirement, UPS has entered into an agreement (the “Transition Agreement”) with Mr. Barber to assist with transition matters through his retirement date. The Transition Agreement includes customary noncompetition, nonsolicitation and non-disparagement covenants, and provides for a lump sum severance payment of $1 million.

The foregoing description of the Transition Agreement is qualified in its entirety by reference to the full text of the Transition Agreement, a copy of which is attached hereto as Exhibit 10.1 and incorporated by reference in this Item 5.02.

Item 7.01 - Regulation FD Disclosure.

The press release issued on October 22, 2019 relating to the above matters is attached hereto as Exhibit 99.1 and incorporated by reference.

Item 9.01 - Financial Statements and Exhibits.
(d) Exhibits

10.1	Transition Agreement between the Company and Jim Barber, dated October 21, 2019
99.1	Press release issued on October 22, 2019
104	The cover page from this Current Report on Form 8-K, formatted in Inline XBRL

Signatures
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UNITED PARCEL SERVICE, INC.
Date:	October 22, 2019	By:	/s/ NORMAN M. BROTHERS, JR.
Name: Norman M. Brothers, Jr.
Title: Senior Vice President, General Counsel and Corporate Secretary